UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             ----------------------

                                   May 4, 2007
                Date of Report (Date of earliest event reported)

                             TARPON INDUSTRIES, INC.
             (Exact name of registrant as specified in its Charter)



       Michigan                       001-32428               30-0030900
(State or other jurisdiction   (Commission File Number)    (IRS Employer
 of incorporation)                                          Identification No.)



                                2420 Wills Street
                           Marysville, Michigan 48040
               (Address of principal executive offices) (Zip Code)

                                 (810) 364-7421
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

o    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     Effective May 4, 2007, Gerald J. Stein has resigned from the Registrant's Board of Directors. Mr. Stein stated he is resigning for personal reasons. A copy of Mr. Stein's resignation letter is annexed to this report as an exhibit, the material terms of which are described above.

Item 9.01 Financial Statements and Exhibits

          Exhibit No. Description
          17.1 Resignation Letter of Gerald J. Stein


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             TARPON INDUSTRIES, INC.

                             Date: May 9, 2007

                             By: /s/James W. Bradshaw
                                -------------------------------------------
                                James W. Bradshaw, Chief Executive Officer

                                  EXHIBIT 17.1


                                 Gerald J. Stein
                              1555 N. Astor Street
                             Chicago, Illinois 60610



April 27, 2007


Mr. James Bradshaw '
President
Tarpon Industries, Inc.
2420 Wills Street
Marysville, MI 48040

Dear Jim,

Due to personal reasons I find it necessary to resign my position as a director of the Tarpon Inc. board of directors effective May 4, 2007.

I have appreciated the opportunity of being on the board and regret the need to resign. It has been an excellent experience and I enjoyed working with you and the other board members as well as your associates.

I wish you continued success.

Very truly yours,

/s/ Gerald J. Stein
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Gerald J. Stein